THRIVENT VARIABLE ANNUITY ACCOUNT I

(Thrivent AdvisorFlexTM Variable Annuity)

Supplement to Prospectus

dated April 30, 2019

with respect to

MFS® International Value Portfolio

Effective June 1, 2019, all references to the Portfolio’s name in the Prospectus are deleted and replaced with the following:

MFS® International Intrinsic Value Portfolio

The date of this Supplement is May 21, 2019.

Please include this Supplement with your Prospectus.